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                                                                      Exhibit 99
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FOR INFORMATION CONTACT:

MEDIA CONTACT:    Tina Farrington, 419-784-2549, rfcmkt@rurban.net
INVESTOR CONTACT: Sandra Stockhorst, 419-784-4023, rfcinv@rurban.net


              RURBAN FINANCIAL CORP. ANNOUNCES PENDING BRANCH SALE

        Purchase and Assumption Agreement signed with Union Bank Company
                 For Rurban's Wood and Sandusky County Locations

DEFIANCE, Ohio, December 31, 2002 - RURBAN FINANCIAL CORP. (NASDAQ: RBNF) ("Rurban") announced that a "Purchase and Assumption Agreement" was signed between RFC Banking Company (RFCBC), Rurban's wholly-owned subsidiary, and The Union Bank Company on December 30, 2002. The agreement outlines the sale of RFCBC's Wood and Sandusky County branches located in Pemberville, Gibsonburg and the Otterbein-Portage Valley Retirement Village.

"We continue to implement our strategy to strengthen our capital and asset quality and the purchase and assumption agreement represents a key element in this strategy. Rurban has a successful and long standing relationship with The Union Bank Company. We are pleased to work with a purchaser that can meet the needs of our customers, employees and community. Our customers should experience a smooth transition as Rurbanc Data Services, Inc. (RDSI), a wholly owned subsidiary of Rurban, will continue to serve as Union Bank's technology and data processing provider," shared Kenneth A. Joyce, Rurban President and CEO.

Gene Lehman, President and CEO of United Bancshares, Inc., Union Bank's parent company stated, "We look forward to meeting our new customers and familiarizing them with our friendly banking services. Our purpose is to provide our communities with responsive, stable and progressive financial services and to encourage sound economic activities and growth."

The anticipated closing date is scheduled for March or April of 2003. The transaction is subject to regulatory approval. Details of the transaction will be available at a later date.


ABOUT RURBAN FINANCIAL CORP.
----------------------------

Rurban Financial Corp. is a publicly held bank holding company based in Defiance, Ohio and is located on the Internet at http://www.rurbanfinancial.net. Rurban's common stock is quoted on the Nasdaq National Market System under the symbol RBNF.

The Company currently has 10,000,000 shares of stock authorized and 4,565,721 shares outstanding. The investment banking firms of McDonald & Co. Securities Inc. (Trident Securities Division), Sweney Cartwright and Co., and Friedman, Billings, Ramsey Group, Inc. are the primary market makers for these shares.

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Rurban's wholly owned subsidiaries are The State Bank and Trust Company,
Reliance Financial Services, N.A., Rurbanc Data Services, Inc. (RDSI) and RFC Banking Company which consists of The Peoples Banking Company, The First Bank of Ottawa and The Citizens Savings Bank Company. The banks offer a full range of financial services through their offices in the Northern Ohio counties of Defiance, Paulding, Fulton, Hancock, Putnam, Sandusky, Wood, and Cuyahoga. Reliance Financial Services offers a diversified array of trust and financial services to customers nationwide. RDSI provides data processing services to community banks in Ohio, Michigan and Indiana.

FORWARD-LOOKING STATEMENTS

This press release may contain statements that are forward looking as defined by the Securities and Exchange Commission in its rules, regulations and releases. Rurban intends that such forward-looking statements be subject to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements are based on current expectations regarding important risk factors including those identified in Rurban's most recent periodic report and other filings with the Securities and Exchange Commission. Accordingly, actual results may differ materially from those expressed or implied in the forward-looking statements, and the making of such statements should not be regarded as a representation by Rurban or any other person that the results expressed therein will be achieved.

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